Exhibit 99.1

Compass Announces Combination with Anywhere Real Estate in All-Stock Transaction

NEW YORK, NY and MADISON, NJ, September 22, 2025 – Compass, Inc. (NYSE: COMP) (“Compass”) and Anywhere Real Estate Inc. (NYSE: HOUS) (“Anywhere”) jointly announce the signing of a definitive merger agreement to combine in an all-stock transaction. The combined company is expected to have an enterprise value of approximately $10 billion, including the assumption of debt.

This transaction pairs Compass’ years of investment in technology, innovative marketing offerings, and real estate professionals with Anywhere’s leading brands, broader and complementary businesses, and global reach. The combination of these companies will create a premier real estate platform, enabling agents and franchisees to best serve home sellers and home buyers.

“Today marks a monumental step towards our mission to empower real estate professionals with everything they need to grow their business and better serve their clients,” said Compass CEO & Founder Robert Reffkin. “I have deep respect for Anywhere’s leadership, agents, employees, culture, and brands. By bringing together two of the best companies in our industry, while preserving the unique independence of Anywhere’s leading brands, we now have the resources to build a place where real estate professionals can thrive for decades to come.”

“We are excited to unite our renowned brands, international footprint, and leading businesses to build a better real estate experience in concert with Compass,” said Anywhere CEO & President Ryan Schneider. “We have a unique opportunity to utilize the incredible breadth of talent across our companies, especially our world-class agents and franchisees, to deliver even more value to home buyers and home sellers across every phase of the home buying and home selling experience.”

“Technology continues to transform every industry and every profession. We are excited to partner with a company that shares our vision so that we can empower every real estate professional,” said Compass Co-Founder Ori Allon.

Strategic Rationale:

•

Creates a premier residential real estate platform. This transaction will bring together approximately 340,000 real estate professionals globally onto a shared network operating in every major U.S. city and serving approximately 120 countries and territories. The combined company will broaden its international referral network and significantly expand Compass’ innovative client solutions and technology to more home sellers, home buyers, and real estate professionals.

•

Diversifies Compass’ revenue streams. The transaction is expected to diversify Compass by adding over $1 billion[1] in revenue from Anywhere’s established franchise, title and escrow, and relocation operations. The approximately 1.2 million transactions[2] on a combined basis provide an opportunity to incorporate additional services and create more seamless transactions for home buyers and home sellers.

[1]	Amount represents revenue for Anywhere’s Franchise and Title groups for the twelve months ended June 30, 2025.
[2]

Represents the total homesale sides of Anywhere’s Franchise and Owned Brokerage groups combined with Compass’ Total Transactions for the twelve months ended June 30, 2025. Homesale sides and Total Transactions represent the number of transactions in which agents represented either the “buy” or “sell” side of a homesale.

•

Meaningful opportunity to realize non-GAAP OPEX synergies and strong combined free cash flow. Compass anticipates achieving $225+ million[3] in non-GAAP OPEX synergies, net of dissynergies and friction costs. These efficiencies, together with the improved cost and debt profile of the combined company, are expected to drive significant free cash flow and a stronger combined balance sheet.

•

Empowers more real estate professionals with technology to better serve their clients. Compass will continue to invest in technology to help agents grow their business and enhance the services they offer home buyers and home sellers.

Terms and Conditions

Under the terms of the agreement, each share of Anywhere common stock will be exchanged for 1.436 shares of Compass Class A common stock, which represents a value of $13.01 per Anywhere common stock share based on Compass’ 30 trading day volume weighted average price as of September 19, 2025. Upon completion of the transaction, current Compass shareholders will own approximately 78% of the combined company on a fully diluted basis, while Anywhere shareholders will own approximately 22%.

Timing and Approvals

The transaction has been unanimously approved by the Boards of Directors of both Compass and Anywhere. It is expected to close in the second half of 2026, subject to approval by both Compass and Anywhere shareholders, and satisfaction of customary closing conditions, including receipt of regulatory approvals. Robert Reffkin and TPG Angelo Gordon have entered into customary voting agreements in which they have agreed to vote their shares of Compass common stock and Anywhere common stock, respectively, in support of the transaction.

Upon closing of the transaction, Compass CEO & Founder Robert Reffkin will lead the combined company.

[3]

We have not reconciled non-GAAP OPEX synergies to a GAAP measure because certain expenses excluded from GAAP OPEX cannot be reasonably calculated or predicted at this time. Accordingly, reconciliation is not available without unreasonable effort.

Financing

Compass has obtained a $750 million financing commitment from Morgan Stanley Senior Funding, Inc. Post-close, Compass expects to prioritize deleveraging with the goal to reach net leverage of ~1.5x Adjusted EBITDA by year-end 2028.

Advisors

Morgan Stanley & Co. LLC is serving as exclusive financial advisor and Kirkland & Ellis LLP is serving as legal advisor to Compass. Goldman Sachs & Co. LLC is serving as the exclusive financial advisor and Wachtell, Lipton, Rosen & Katz is serving as the legal advisor to Anywhere.

Conference Call Details & Investor Materials

Compass is hosting an investor conference call on Monday, September 22, 2025, at 8 a.m. ET to discuss the transaction details. The conference call will be accessible via the Internet on the Compass Investor Relations website (https://investors.compass.com). You can also access the audio webcast via the following link. Accompanying materials detailing the specifics of the transaction and a recording of the conference call will be available online under the SEC Filings and Events & Presentations sections of the Compass Investor Relations website.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between Anywhere and Compass, Anywhere and Compass will file relevant materials with the SEC, including a registration statement on Form S-4 filed by Compass (the “Registration Statement”) that will include a joint proxy statement of Compass and Anywhere that also constitutes a prospectus of Compass (the “Joint Proxy Statement/Prospectus”). The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Anywhere and stockholders of Compass seeking their approval of the proposed transaction and other related matters. Each of Anywhere and Compass may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Registration Statement, Joint Proxy Statement/Prospectus or any other document that Anywhere or Compass (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF COMPASS AND ANYWHERE ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about Anywhere or Compass, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by Anywhere will be available free of charge on Anywhere’s internet website at https://ir.anywhere.re/financials/sec-filings/default.aspx or by contacting Anywhere’s investor relations contact at investor.relations@anywhere.re. Copies of the documents filed with the SEC by Compass will be available free of charge on Compass’ internet website at https://investors.compass.com/financials/sec-filings/default.aspx or by contacting Compass’ investor relations contact at investorrelations@compass.com. The information included on or accessible through Anywhere’s website or Compass’ website is not incorporated by reference into this communication.

Participants in the Solicitation

Anywhere, Compass, their respective directors, and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Anywhere is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 24, 2025 (the “Anywhere Annual Meeting Proxy Statement”) and in its Form 8-K, which was filed with the SEC on May 7, 2025. Please refer to the sections captioned “Compensation of Independent Directors,” “Independent Director Stock Ownership Guidelines,” “Ownership of our Common Stock” and “Executive Compensation” in the Anywhere Annual Meeting Proxy Statement. To the extent holdings of such participants in Anywhere’s securities have changed since the amounts described in the Anywhere Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001398987&owner=only. Information about the directors and executive officers of Compass is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 4, 2025 (the “Compass Annual Meeting Proxy Statement”) and in its Form 8-Ks, which were filed with the SEC on May 29, 2025, July 30, 2025 and September 9, 2025. Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Tables” in the Compass Annual Meeting Proxy Statement. To the extent holdings of such participants in Compass’ securities have changed since the amounts described in the Compass Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001563190&owner=only. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the Joint Proxy Statement/Prospectus and the other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements include, but are not limited to, statements related to the expected benefits of the proposed transaction; the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the proposed transaction; the expected timeline; and the ability to satisfy all closing conditions. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the proposed transaction and the anticipated benefits thereof. Where, in any forward-looking statement, Anywhere or Compass express an expectation or belief as to future results or events, it is based on Anywhere’s and/or Compass’ current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Anywhere nor Compass can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Compass’ and Anywhere’s ability to consummate the proposed transaction on the expected timeline or at all; Compass’ and Anywhere’s ability to obtain the necessary regulatory approval in a timely manner and the risk that such approval is not obtained or is obtained subject to conditions that are not anticipated; Compass’ or Anywhere’s ability to obtain approval of the stockholders; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring Anywhere or Compass to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the proposed transaction, including disruption of management time from current plans and ongoing business operations due to the proposed transaction and integration matters; the risk that the proposed transaction and its announcement could have an adverse effect on Compass’ and Anywhere’s ability to retain agents and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential litigation relating to the proposed transaction that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the proposed transaction or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Compass’ ability to integrate Anywhere promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the proposed transaction that may impact Anywhere’s or Compass’ ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; and other risk factors detailed from time to time in Anywhere’s and Compass’ reports filed with the SEC, including Anywhere’s and Compass’ annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the Registration Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Anywhere’s or Compass’ actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Anywhere or Compass operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither Anywhere nor Compass assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Anywhere’s or Compass’ website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Non-GAAP Financial Measures

In addition to the financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this communication includes certain non-GAAP measures, such as non-GAAP OPEX and Adjusted EBITDA (“non-GAAP measures”). Compass and Anywhere use non-GAAP measures in conjunction with GAAP measures as part of their overall assessment of their performance, to evaluate the effectiveness of their business strategies and to communicate with their board of directors concerning their financial performance. Compass and Anywhere believe non-GAAP measures are also helpful to investors, analysts and other interested parties because they can assist in providing a more consistent and comparable overview of Compass’ and Anywhere’s operations across historical financial periods. Non-GAAP measures have limitations as an analytical tool. Therefore, you should not consider them in isolation or as a substitute for analysis of Compass’ and Anywhere’s results as reported under GAAP. Because of these limitations, you should consider non-GAAP measures alongside comparable and other GAAP measures. In evaluating non-GAAP measures, you should be aware that in the future Compass and Anywhere may incur expenses that are the same as or similar to some of the adjustments reflected in this communication. Compass’ and Anywhere’s presentation of non-GAAP measures should not be construed to imply that their future results will be unaffected by the types of items excluded from the calculations of non-GAAP measures. Non-GAAP measures are not presented in accordance with GAAP and the use of these terms vary from others in the industry.

This communication also includes certain financial measures for the combined company. These measures are provided for illustrative purposes, are based on an arithmetic sum of the relevant historical financial measures of Compass and Anywhere and do not reflect pro forma adjustments. These measures do not reflect what the combined company’s financial condition or results of operations would have been had the proposed transaction occurred on or prior to the dates indicated. The combined company’s actual financial position and results of operations may differ significantly from the amounts reflected herein due to a variety of factors.

About Compass

Compass (NYSE: COMP) is a leading tech-enabled real estate services company that includes the largest residential real estate brokerage in the United States by sales volume. Founded in 2012 and based in New York City, Compass provides an end-to-end platform that empowers its residential real estate agents at its owned-brokerage to deliver exceptional service to seller and buyer clients. The platform includes an integrated suite of cloud-based software for customer relationship management, marketing, client service, brokerage services, and other critical functionality, all custom-built for the real estate industry. Compass agents utilize the platform to grow their business, save time, and manage their business more efficiently. The Compass network includes Christie’s International Real Estate, with over 100 independently owned brokerage Affiliates in 50 countries and territories. For more information on how Compass empowers real estate agents, one of the largest groups of small business owners, please visit www.compass.com.

About Anywhere

Anywhere (NYSE: HOUS) is moving real estate to what’s next. Anywhere fulfills its purpose to empower everyone’s next move through its leading integrated services, which include franchise, brokerage, relocation, and title and settlement businesses, as well as mortgage and title insurance underwriter minority owned joint ventures. Anywhere’s brands are some of the most recognized names in real estate: Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, Corcoran®, ERA®, and Sotheby’s International Realty®. Every day, Anywhere helps fuel the productivity of its vast network of franchise owners and Anywhere’s more than 300,000 affiliated agents globally as they build stronger businesses and best serve today’s consumers. Learn more about Anywhere’s award-winning culture of innovation and integrity at www.anywhere.re.

Contact Information

Investor Contact

Soham Bhonsle

soham.bhonsle@compass.com

Media Contact

Devin Daly Huerta

devin.daly@compass.com

Investor Contact

Tom Hudson

Tom.Hudson@anywhere.re

Media Contact

Kyle Kirkpatrick

kyle.kirkpatrick@anywhere.re